Exhibit 10.13

PHOTRONICS, INC.
1996 STOCK OPTION PLAN
(as Amended on March 13, 2003)

(1)  PURPOSES OF THE PLAN

      The purposes of this 1996 Stock Option Plan are:

      (a)  to attract and retain the best available personnel for positions of substantial responsibility (both as Employees and as Outside Directors) in respect of the business of PHOTRONICS, INC., and any current subsidiary or any subsidiary which PHOTRONICS, INC. may hereafter organize or acquire;

      (b)  to provide additional incentive to such personnel; and

      (c)  to promote the success of the business.

(2)  DEFINITIONS

      As used herein, the following definitions shall apply:

      (a) "Board"  shall mean the Board of Directors of PHOTRONICS, INC.

      (b) "Code  shall mean the Internal Revenue Code of 1986, as amended.

      (c) "Compensation Committee"  shall mean a committee of the Board composed of at least two (2) members of the Board who may be "disinterested persons" as defined in Rule 16b-3(c)(2) promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), or any successor provision thereto.

      (d) "Common Stock"  shall mean the Common Stock of the Company.

      (e) "Company"  shall mean PHOTRONICS, INC.

      (f) "Outside Director"  shall mean a member of the Company's Board of Directors who is not also an Employee.

      (g) "Disability"  shall have the meaning set forth in Section 22(e)(3) of the Code or in any successor provision thereto.

      (h) "Employee"  shall mean a regular, salaried common law employee of the Company or any of its subsidiaries.

      (i) "Option"  shall mean a stock option granted pursuant to the Plan.

      (j) "Option Agreement"  shall mean the Stock Option Agreement entered into between the Company and an Employee or Outside Director upon the grant of an Option.

      (k) "Option Price"  shall mean the exercise price determined pursuant to Section 4 hereof for the Shares to be issued pursuant to any Option granted under the Plan.

      (l) "Optioned Stock"  shall mean the stock subject to an Option or Restricted Stock Award granted pursuant to the Plan.

      (m) "Optionee"  shall mean an Employee or Outside Director who receives an Option or Restricted Stock Award.

      (n) "Performance Stock Option"  means an Option which is subject to conditions which render it a Performance Stock Option under applicable law.

      (o) "Plan"  shall mean this 1996 Stock Option Plan.

      (p) "Restricted Stock Award"  means a restricted stock award granted pursuant to the Plan.

      (q) "Restricted Stock AwardAgreement"  means the Restricted Stock Award Agreement entered into between the Company and an Employee or Outside Director upon the grant of a Restricted Stock Award.

      (r) "Share"  shall mean a share of the Common Stock of the Company as adjusted in accordance with Section 14 of the Plan.

      (s) "10% Shareholder"  shall mean an individual who at the time an Option is granted hereunder owns, within the meaning of Section 422(b)(6) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporations.

(3)  STOCK SUBJECT TO THE PLAN

      Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares which may be optioned and sold or which may be issued and not subsequently forfeited pursuant to Restricted Stock Awards under the Plan, is six hundred thousand (600,000) Shares of the Common Stock of the Company provided, that no more than ten percent (10%) of the Shares authorized for issuance under this Plan may be issued pursuant to Restricted Stock Awards and no more than fifteen percent (15%) of the Shares authorized for issuance under this Plan may be issued to any one person during any one calendar year.  Such Shares may be authorized but unissued or may be treasury shares.

      If an Option should expire or become unexercisable for any reason without having been exercised in full or any shares issued pursuant to a Restricted Stock Award are forfeited, the unpurchased or forfeited Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for other Option(s) or Restricted Stock Awards under the Plan.

(4)  ADMINISTRATION OF THE PLAN

      (a)  Procedure - The Plan shall be administered by the Board or the Compensation Committee.  Members of the Board who are either eligible for grants under this Plan or have been given grants under this Plan may vote on any matters affecting the administration of the Plan or the grant of any Options or Restricted Stock Awards pursuant to the Plan, except that no such member shall act upon the granting of an Option or Restricted Stock Award to himself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting of Options or Restricted Stock Awards to him.

      (b)  Powers of the Board and the Committee - Subject to the provisions of the Plan, the Board or the Compensation Committee shall have the authority:

             i) to grant to any eligible Employee or Outside Director an Option or Restricted Stock Award, which shall be conditioned on the execution by such Employee or Outside Director of an Option Agreement or Restricted Stock Award Agreement in the form approved by the Board or the Committee;

             ii) to determine the Option Price for any Shares to be issued pursuant to an Option granted under the Plan, whether an Option is to be a Performance Stock Option and the conditions applicable to such Options, the conditions applicable to any Restricted Stock Award, the Employees or Outside Directors to whom and the time or times at which Options or Restricted Stock Awards shall be granted, to determine the exercise or vesting date of Options and Restricted Stock Awards (provided that in no event shall more than one-third (1/3) of the Options or Restricted Stock Awards included in any one grant be exercisable or vest prior to the first anniversary of the date of grant and an additional one-third (1/3) of such Options or Restricted Stock Awards be exercisable or vest on each of the second and third anniversaries of the date of grant except pursuant to the provisions of Section 16, whether the Option shall be a non-qualified or an incentive stock option (as defined in Section 422 of the Code or any successor provision thereto) and the number of Shares to be represented by each Option or Restricted Stock Award, and the term of each Option which in no event shall be more than ten (10) years from the date of the grant of the Option (five [5] years in the case of an incentive stock option granted to a 10% owner);

             iii) to interpret the Plan;

             iv) to prescribe, amend and rescind rules and regulations relating to the Plan;

             v) to determine the terms and provisions of each Option granted under the Plan (which need not be identical) and, with the consent of the holder thereof, to modify or amend each Option or Restricted Stock Award; provided, however, that in no event may the exercise price of an Option be reduced (except pursuant to Section 14) after it is issued;

             vi) subject to the provisions of sub-section (ii), above, to accelerate any exercise date of any Option or Restricted Stock Award except that the exercise date of any Option or Restricted Stock Award granted to any director or executive officer cannot be accelerated without such holder's consent if such acceleration would result in liability under Section 16 of the Act, or any successor provision thereto;

             vii) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option or Restricted Stock Award previously granted by the Board or the Compensation Committee; and

             viii) to make all other determinations deemed necessary or advisable for the administration of the Plan.

      (c)  Effect of Board's or Compensation Committee's Decision - All decisions, determinations and interpretations of the Board or the Compensation Committee shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

(5)  ELIGIBILITY

      Options and Restricted Stock Awards under the Plan may be granted only to such Employees or to such Outside Directors as the Board or the Compensation Committee shall select.  An Employee or Outside Director who has been granted an Option or Restricted Stock Award may, if he is otherwise eligible, be granted additional Options or Restricted Stock Awards.  Incentive stock options may be granted only to an "employee" of the Company, as that term is used Section 422 of the Code or any successor provision thereto.  No incentive stock option may be granted to a 10% Shareholder unless the Option Price is at least 110% of the fair market value of such stock on date of grant and the term of such option does not exceed five (5) years.

(6)  TERM OF PLAN

      Subject to the provisions of Section 22 hereof, the Plan shall become effective on adoption by the Board.  The Plan shall continue in effect for a term of ten (10) years unless sooner terminated under Section 18 hereof.

(7)  TERM OF OPTION OR RESTRICTED STOCK AWARD

      Except as provided under Code Section 422(c)(5) with respect to a 10% Shareholder's incentive stock option and unless of shorter duration as provided in the terms of an Option or Restricted Stock Award Agreement, the term of each Option or forfeiture period for a Restricted Stock Award granted under the Plan shall be determined by the Board or the Compensation Committee but, in no event, shall it be for a period in excess of ten (10) years from the date of grant thereof.

(8)  MAXIMUM ALLOTMENT OF OPTIONS

      The aggregate fair market value (determined as of the date the Option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by any individual during any calendar year under the Plan and all other plans of the Company or any parent or subsidiary of the Company shall not exceed $100,000 or such other amount as is permitted by the Code.

(9)  OPTION PRICE

      The Option Price for the Shares to be issued pursuant to any Option shall be as stated in the Option Agreement and shall be not less than the greater of (a) the fair market value of such Shares on date of grant of the Option as determined by the Board or the Compensation Committee (except that with respect to an incentive stock option issued to a 10% Shareholder, 110% of the fair market value), or (b) the par value of such Shares.  Except pursuant to Section 14, in no event shall the Option Price for an Option be reduced after it is issued.

(10)  EXERCISE OF OPTIONS

        (a)  Procedure for Exercise - Any Option shall be exercisable on such terms and conditions as are set forth in the Option Agreement.  The purchase price of the Shares as to which an Option shall be exercised shall be paid in full at the time of exercise at the election of the holder of an Option:

               i) in cash or currency of the United States of America;

               ii)  by tendering to the Company shares of the Company's Common Stock, then owned by him, having a fair market value equal to the cash exercise price applicable to the purchase price of the Shares as to which an Option is being exercised;

               iii)  partly in cash and partly in shares of the Company's Common Stock valued at fair market value; or

               iv)  Subject to compliance with applicable law, including, without limitation, Section 402 of the Sarbanes-Oxley Act of 2002, by delivery of a properly completed exercise notice together with irrevocable instructions to a broker (in form and substance acceptable to the Company) to promptly deliver to the Company the amount of sale or loan proceeds required to pay the purchase price and any applicable withholding taxes.

     Such fair market value shall be determined as of the close of the business day immediately preceding the day on which the Option is exercised by the Board or the Compensation Committee, whose determination shall be final and conclusive.  An Option shall be deemed to be exercised when:

             i)  written notice of such exercise has been given to the Company in accordance with the terms of the Option Agreement by the person entitled to exercise the Option;

             ii)  payment as described above for the Shares with respect to which the Option is exercised has been received by the Company; and

             iii)  such payment is accompanied by any representations or agreements required by the terms of this Plan or the Option Agreement.

     A holder of an Option shall not have any rights to dividends or any other rights as a stockholder of the Company with respect to any shares covered by his Option until such shares shall have been issued to him as reflected by the books and records maintained by the Company's transfer agent relating to stockholders of the Company.

          (b)   Termination of Employment or Director Relationship/Death or Disability of Optionee

                 (i)  Except as otherwise provided pursuant to (ii) below or by the Board or the Compensation Committee, if, for any reason, an Optionee shall cease to be an Employee or an Outside Director's service on the Board shall terminate, his or her right to exercise any non-qualified stock options shall cease thirty (30) days after the date of such termination; provided, however, that if an Employee's employment is terminated for cause or an outside Director's service is terminated due to his or her removal for cause, said Option shall terminate immediately. The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting, or continuation of service as an Outside Director, nor shall it interfere in any way with his right or the Company's right to terminate such relationship at any time subject to the provisions of any applicable contract. Except as otherwise provided by the Board or the Compensation Committee, an option may be exercised under this paragraph only to the extent of the accrued right to exercise at the time of termination, and only to the extent that the Option is otherwise exercisable pursuant to the initial term provided for in the Option Agreement covering such Option.

               (ii) In the event of the death or disability of an Optionee, any non-qualified stock options which were exercisable by the Optionee on the date of his death or disability shall remain exercisable for a period of six (6) months by the Optionee, the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance.  An Option may be exercised under this paragraph only to the extent of the accrued right to exercise at the time of death or disability, as the case may be, and only to the extent that the Option is otherwise exercisable pursuant to its initial term.

(11)  NON-TRANSFERABILITY OF OPTIONS AND RESTRICTED STOCK AWARDS

     The Option and, unless and until the shares subject to a Restricted Stock Award are no longer subject to forfeiture, shares subject to a Restricted Stock Award may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and an Option may be exercised during the lifetime of the Optionee only by the Optionee.

(12)  RESTRICTED STOCK AWARD

     The Shares subject to a Restricted Stock Award shall be issued in the name of the recipient as soon as reasonably practicable after the date of grant of the Restricted Stock Award (and after the recipient has executed a Restricted Stock Award Agreement and any other documents which the Board or the Compensation Committee, in its absolute discretion, may require) without the requirement for payment of any cash consideration by such recipient, but shall be held by the Company until all risk of forfeiture shall have lapsed.  Any certificate representing such Shares may bear such restrictive legend, if any, as the Board or the Compensation Committee may determine.  Shares issued pursuant to Restricted Stock Awards shall be subject to such restrictions, terms and conditions as the Board or the Compensation Committee may establish, which may include, without limitation, the achievement of specific goals, and shall vest at such time or times as the Board or the Compensation Committee shall determine.  The Board or the Compensation Committee may, in their sole discretion, make such adjustments to the goals applicable to a Restricted Stock Award as they deem necessary or advisable due to changes in criteria used for the specific goals or other factors which they deem appropriate.

     Upon issuance of the Shares subject to a Restricted Stock Award, the recipient shall, subject to Section ll, have all the rights of a stockholder with respect to such Shares, including the right to vote such Shares, but all dividends and other distributions paid or made with respect to such Shares shall be held by the Company subject to the restrictions, terms and conditions of the Restricted Stock Award.

     As promptly as practicable after the shares of Common Stock subject to a Restricted Stock Award, cease to be subject to forfeiture, the certificate representing such Shares, or a new certificate without any inapplicable restrictive legend if the original certificate bore a restrictive legend, shall be delivered to the recipient or, in the event of the death of a recipient prior to delivery, to his personal representative.

     In the event of the termination of employment of a recipient of a Restricted Stock Award with the consent of the Company or due to death, disability or normal retirement, the Board or the Compensation Committee may, in its sole discretion, deem that the restrictions, terms and conditions of the Restricted Stock Award have been met for all or part of the Shares subject thereto, subject to such further terms and conditions, if any, as the Board or the Compensation Committee may determine.

(13)  FORFEITURE OF OPTIONS AND REPAYMENT OF MARKET VALUE OF OPTIONS OR AWARDS

     If, at any time within one (1) year after an Optionee ceases to be an Employee or Outside Director, such Optionee engages in any activity in competition with any activity of the Company, or inimical, contrary or harmful to the interests of the Company, including, but not limited to:

     (a) conduct related to such Optionee's employment for which either criminal or civil penalties against the Optionee may be sought;

     (b) violation of Company policies, including, without limitation, the Company's insider trading policy;

     (c) accepting employment with or serving as a consultant, advisor or in any other capacity to an employer that is in competition with or acting against the interests of the Company, including employing or recruiting any present, former or future employee of the Company;

     (d) disclosing or mis-using any confidential information or material concerning the Company; or,

     (e) participating in a hostile takeover attempt, then:

           i) Options and Restricted Stock Awards shall terminate effective the date on which such Optionee enters into such activity, unless terminated sooner by operation of another term or condition of this Plan;

           ii) the aggregate difference between the exercise price of Options exercised within one (1) year of the date (the "Termination Date") Optionee ceased to be an Employee or Outside Consultant and the closing market value of the Shares covered by such Options; and

           iii) the aggregate of the closing market value for all Shares subject to Restricted Stock Awards as to which forfeiture provision expired within one (1) year prior to the Termination Date shall be paid by the Optionee to the Company.

     By accepting any Option or Restricted Stock Award, each Optionee consents to a deduction from any amounts the Company owes such Optionee from time to time (including amounts owed as wages or other compensation, fringe benefits or vacation pay, as well as any other amounts owed by the Company), to the extent of the amounts the Optionee owes the Company under the foregoing paragraph.  Whether or not the Company elects to make any set-off in whole or in part, if the company does not recover by means of set-off the full amount the Optionee owes it, calculated as set forth above, each Optionee agrees to pay immediately the unpaid balance to the Company.  Optionees may be released from their obligations under this Section above only by the Board of Directors or the Compensation Committee.

(14)  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     In the event there is any change in the Common Stock through the declaration of stock dividends, or through a recapitalization resulting in a stock split, or combination or exchange of Shares, or reorganization, or otherwise, the Board or the Compensation Committee shall appropriately adjust the number or class of Shares covered by any Option or Restricted Stock Award, as well as the price to be paid therefore; and, in the event of any such change in the outstanding Common Stock, the aggregate number and class of Shares available under the Plan shall be appropriately  adjusted.

     No fractional Shares of the Common Stock shall be issuable on account of any action aforesaid, and the aggregate number of Shares then covered by the Option or Restricted Stock Award when changed as a result of such action shall be reduced to the largest number of whole Shares resulting from such action unless the Board or the Compensation Committee, in its discretion, shall determine to issue scrip certificates in respect of any fractional Shares, which scrip certificates shall be in a form and have such terms and conditions as the Board or the Compensation Committee in its discretion shall prescribe.

(15)  MERGER, CONSOLIDATION, ETC.

     In the event that any consolidation of the Company with, or merger of the Company into, any other corporation (other than a consolidation or merger in which the Company is the continuing corporation) or any sale or transfer of all or substantially all of the assets of the Company is contemplated, the Board may provide that any Optionee shall be given the opportunity to exercise any and all Options which such Optionee then holds prior to such consolidation, merger or sale of assets and, notwithstanding any provisions of this Plan or of an Option Agreement to the contrary, the exercisability of such Option shall be accelerated as appropriate to allow for such exercise and the Board may terminate each outstanding Option as of a date to be fixed by the Board or Compensation Committee, which shall not be earlier than five (5) days after the date such Options become exercisable.

(16)  WITHHOLDING TAX

     The Company may make such provisions (including accepting Shares as payment or reducing the number of Shares to be issued) as it may deem appropriate for the withholding of any taxes which the Company determines it is required to withhold in connection with the grant or exercise of any Option or Restricted Stock Award or the disposition of any Common Stock acquired pursuant to the exercise of an Option or Restricted Stock Award.  If an Optionee who exercises all or part of an Option subsequently disposes of Common Stock in a "disqualifying disposition" described under Code Section 422(c)(2), such Optionee shall so notify the Company, forward such information as is thereby requested by the Company and, if so requested by the Company, pay to the Company such dollar amounts as are necessary to satisfy the Company's tax withholding obligations resulting from such disposition.

(17)  TIME OF GRANTING OPTIONS

     The date of grant of an Option or Restricted Stock Award under the Plan shall for all purposes be the date on which the Board or Compensation Committee makes the determination granting such Option or Restricted Stock Award.  Notice of the determination shall be given to the Optionee within a reasonable time after the date of such grant.

(18)  AMENDMENT AND TERMINATION OF THE PLAN

      (a)  Amendment - The Board, without approval of the shareholders, may amend the Plan from time to time in such respects as the Board may deem advisable except that the Board may not, except with approval of the shareholders, amend the eligibility requirements of this Plan or increase the number of shares subject to this Plan except as permitted by Section 14.

      (b)  Termination - The Board, without approval of the shareholders, may at any time terminate the Plan.

      (c)  Effect of Amendment or Termination - Any such amendment or termination of the Plan shall not affect Options or Restricted Stock Awards already granted, and such Options or Restricted Stock Awards shall remain in full force and effect as if this Plan had not been amended or terminated and shall be deemed to incorporate the terms of this Plan as it existed on the dates the Options or Restricted Stock Awards were granted.

(19)  CONDITIONS UPON ISSUANCE OF SHARES

     Shares shall not be issued with respect to an Option or Restricted Stock Award granted under the Plan unless the exercise of such Option or termination of the forfeiture period for such Restricted Stock Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Act, the rules and regulations promulgated thereunder, the requirements of any stock exchange upon which the Shares may then be listed, and applicable state securities laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is necessary or desirable under any of the aforementioned relevant provisions of law.

(20)  RESERVATION OF SHARES

     During the terms of this Plan, the Company will at all times reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

     Inability of the Company to obtain from any regulatory body having jurisdiction such authority as is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares as to which such requisite authority shall not have been obtained.

(21)  GOVERNING LAW

     The Plan and the rights of all persons hereunder shall be governed by the laws of the State of Connecticut, without regard to principles of conflict of laws.

(22)  MISCELLANEOUS

         Participation under the Plan shall not affect eligibility for any profit-sharing, bonus, insurance, pension, or other extra compensation plan which the Company or any subsidiary may at any time adopt for employees, except to the extent that any law or regulation governing any such plan so provides.  By acceptance of a grant of an Option or Restricted Stock Award under the Plan, each employee shall be deemed to agree that any income realized upon the receipt or exercise thereof or upon the disposition of the shares received pursuant thereto is special incentive compensation and will not be taken into account as "wages", "salary" or "compensation" in determining the amount of any payment under any pension, retirement, incentive, profit-sharing, employee stock purchase or deferred compensation plan of the Company or any subsidiary.

(23)  SHAREHOLDER'S APPROVAL

        The Plan shall be subject to approval by the affirmative vote of the holders of a majority of the shares of Common Stock present and voting at a duly held shareholders' meeting within twelve (12) months before or after adoption of the Plan by the Board and any Option or Restricted Stock Award, granted hereunder prior to such approval shall be conditioned thereon.